UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 14, 2023
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 14, 2023, SoFi Technologies, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2023.
1.To elect eleven nominees currently serving as members of the Company’s Board of Directors (“Board”) to serve on the Board for a one-year term expiring at the 2024 annual meeting of stockholders.
2.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
3.To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.
4.To approve an Amendment to the Company’s Certificate of Incorporation to give the Board discretionary authority to effect a reverse stock split.
Holders of shares of common stock, par value $0.0001 per share, and redeemable preferred stock, par value $0.0000025 per share, as of the close of business on April 18, 2023 were each entitled to one vote per share and voted together as a single class on each of the proposals. The number of votes cast with respect to each matter voted upon are set forth below.
1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Anthony Noto	318,815,260	5,679,629	279,232,093
Tom Hutton	312,526,049	11,968,840	279,232,093
Steven Freiberg	301,706,444	22,788,445	279,232,093
Ahmed Al-Hammadi	313,744,362	10,750,527	279,232,093
Ruzwana Bashir	312,127,799	12,367,090	279,232,093
Michael Bingle	313,655,777	10,839,112	279,232,093
Richard Costolo	311,947,664	12,547,225	279,232,093
John Hele	316,468,533	8,026,356	279,232,093
Clara Liang	312,833,114	11,661,775	279,232,093
Harvey Schwartz	315,592,530	8,902,359	279,232,093
Magdalena Yeşil	281,149,076	43,345,813	279,232,093
Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2024 and until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.
2. Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstain
240,886,420	78,502,818	5,105,651
Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the Company’s executive compensation.

3. Ratification of the Appointment of Deloitte & Touche LLP

For	Against	Abstain
595,503,864	4,518,419	3,704,699
Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
4. Approval of an Amendment to the Company's Certificate of Incorporation to Grant the Board the Discretionary Authority to Effect a Reverse Stock Split

For	Against	Abstain
433,761,212	165,284,577	4,681,193
Based on the votes set forth above, the stockholders did not approve an amendment to the Company’s Certificate of Incorporation to give the Board discretionary authority to effect a reverse stock split.
No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: June 16, 2023	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer